VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
ANNUAL REPORT
DECEMBER 31, 2014

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyholders of Variable Account A of Monarch Life Insurance Company:

In our opinion, the accompanying statement of net assets and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting Variable Account A, a separate account of Monarch Life Insurance Company, (the “Sponsor Company”) at December 31, 2014 and 2013, the results of its operations for the years then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 and 2013 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 24, 2015

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2014

ASSETS	Cost	Shares/Units	Market Value
Investment in BlackRock Series Fund, Inc.:
BlackRock Money Market Portfolio	$12,846,324	12,846,324	$12,846,324
BlackRock U.S. Government Bond Portfolio	4,881,319	435,401	4,819,884
BlackRock Total Return Portfolio	5,067,157	449,018	5,280,454
BlackRock Large Cap Core Portfolio	18,265,563	795,253	22,354,559
BlackRock Capital Appreciation Portfolio	12,777,689	519,346	18,016,120
BlackRock Balanced Capital Portfolio	34,059,661	2,404,044	42,816,015
BlackRock High Yield Portfolio	2,927,978	527,263	2,868,313
BlackRock Global Allocation Portfolio	10,909,866	759,406	11,785,978
	101,735,557		120,787,647

Investment in The Merrill Lynch Fund of Stripped ("Zero")
U.S. Treasury Securities:
2019 Trust	126,310	224,103	199,719
	126,310		199,719
Total Invested Assets	101,861,867		120,987,366

Dividends Receivable			39,185
Total Assets			121,026,551

LIABILITIES
Payable to Monarch Life Insurance Company			1,309,131
Total Liabilities			1,309,131

Net Assets			$119,717,420

NET ASSETS
For Variable Life Insurance Policies			$119,715,817
Unamortized Allocated Policy Loading			1,603
Total Net Assets			$119,717,420

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2013

ASSETS	Cost	Shares/Units	Market Value
Investment in BlackRock Series Fund, Inc.:
BlackRock Money Market Portfolio	$10,981,561	10,981,561	$10,981,561
BlackRock U.S. Government Income Portfolio	5,162,836	460,173	4,910,046
BlackRock Total Return Portfolio	5,362,156	476,058	5,398,499
BlackRock Large Cap Core Portfolio	16,977,105	769,015	21,147,907
BlackRock Capital Appreciation Portfolio	10,501,290	476,741	18,192,449
BlackRock Balanced Capital Portfolio	31,322,615	2,300,869	42,013,867
BlackRock High Income Portfolio	6,282,003	1,127,246	6,414,028
BlackRock Global Allocation Portfolio	10,270,634	724,372	12,292,587
	96,860,200		121,350,944

Investment in The Merrill Lynch Fund of Stripped ("Zero")
U.S. Treasury Securities:
2014 Trust	97,547	150,753	148,281
2019 Trust	129,731	230,287	199,117
	227,278		347,398
Total Invested Assets	$97,087,478		121,698,342

Dividends Receivable			50,907
Total Assets			121,749,249

LIABILITIES
Payable to Monarch Life Insurance Company			1,756,777
Total Liabilities			1,756,777

Net Assets			$119,992,472

NET ASSETS
For Variable Life Insurance Policies			$119,991,219
Unamortized Allocated Policy Loading			1,253
Total Net Assets			$119,992,472

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2014
		BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
		Money	U.S. Government	BlackRock	Large Cap	Capital	Balanced	High
		Market	Bond	Total Return	Core	Appreciation	Capital	Yield
	Total	Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends	$1,912,750	$4	$101,982	$162,697	$227,732	$29,916	$774,341	$321,470
Expenses:
Risk Charges and Administrative Expenses	(689,145)	(66,078)	(26,299)	(28,658)	(120,417)	(96,470)	(241,190)	(32,759)
Transaction Charges	(743)	--	--	--	--	--	--	--
Net Investment Income (Loss)	1,222,862	(66,074)	75,683	134,039	107,315	(66,554)	533,151	288,711

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	2,704,816	--	(12,490)	18,117	532,987	907,272	1,076,920	(34,046)
Net Unrealized Gains (Losses)	(5,485,365)	--	191,355	176,954	(81,806)	(2,452,728)	(1,934,898)	(191,690)
Capital Gain Distributions	10,390,934	709	--	--	1,869,426	3,034,617	4,503,001	13,053
Net Gains and (Losses)	7,610,385	709	178,865	195,071	2,320,607	1,489,161	3,645,023	(212,683)

Net Increase (Decrease) in Net Assets
Resulting from Operations	8,833,247	(65,365)	254,548	329,110	2,427,922	1,422,607	4,178,174	76,028

Transfers of Net Premiums	1,055,447	168,671	60,625	76,776	182,199	119,477	346,979	24,172
Transfers of Policy Loading, Net	70	142	15	14	(21)	(2)	(77)	28
Transfers Due to Deaths	(3,167,266)	(298,521)	(85,230)	(31,643)	(300,986)	(614,152)	(1,610,504)	6,781
Transfers Due to Other Terminations	(2,984,691)	(272,816)	(132,941)	(171,981)	(682,079)	(380,488)	(1,267,371)	(14,692)
Transfers Due to Policy Loans	(558,077)	16,886	(42,720)	(82,899)	(172,662)	(14,183)	(32,691)	(75,852)
Transfers of Cost of Insurance	(3,169,291)	(396,288)	(136,385)	(164,275)	(576,689)	(449,148)	(1,033,711)	(132,480)
Transfers of Net Loan Cost	(284,491)	(35,322)	(9,927)	(15,109)	(56,452)	(42,677)	(71,322)	(33,030)
Transfers Among Investment Divisions	--	2,766,882	22,637	(37,211)	448,767	(150,125)	435,761	(3,348,678)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(9,108,299)	1,949,634	(323,926)	(426,328)	(1,157,923)	(1,531,298)	(3,232,936)	(3,573,751)

Total Increase (Decrease) in Net Assets	(275,052)	1,884,269	(69,378)	(97,218)	1,269,999	(108,691)	945,238	(3,497,723)
Net Assets - Beginning of Year	119,992,472	10,823,098	4,845,662	5,333,720	20,842,754	17,929,933	41,407,641	6,352,068
Net Assets - End of Year	$119,717,420	$12,707,367	$4,776,284	$5,236,502	$22,112,753	$17,821,242	$42,352,879	$2,854,345

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2014 (Continued)
	BlackRock
	Global
	Allocation	2014	2019
	Division	Division	Division
Investment Income:
Dividends	$294,608	$--	$--
Expenses:
Risk Charges and Administrative Expenses	(76,179)	(97)	(998)
Transaction Charges	--	(63)	(680)
Net Investment Income (Loss)	218,429	(160)	(1,678)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	163,284	50,733	2,039
Net Unrealized Gains (Losses)	(1,145,841)	(50,734)	4,023
Capital Gain Distributions	970,128	--	--
Net Gains and (Losses)	(12,429)	(1)	6,062

Net Increase (Decrease) in Net Assets
Resulting from Operations	206,000	(161)	4,384

Transfers of Net Premiums	75,763	609	176
Transfers of Policy Loading, Net	(30)	2	(1)
Transfers Due to Deaths	(234,427)	628	788
Transfers Due to Other Terminations	(62,292)	(17)	(14)
Transfers Due to Policy Loans	(153,956)	--	--
Transfers of Cost of Insurance	(277,543)	873	(3,645)
Transfers of Net Loan Cost	(20,466)	188	(374)
Transfers Among Investment Divisions	10,230	(148,263)	--

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(662,721)	(145,980)	(3,070)

Total Increase (Decrease) in Net Assets	(456,721)	(146,141)	1,314
Net Assets - Beginning of Year	12,115,211	146,141	196,244
Net Assets - End of Year	$11,658,490	$--	$197,558

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2013
		BlackRock	BlackRock		BlackRock	BlackRock	BlackRock	BlackRock
		Money	U.S. Government	BlackRock	Large Cap	Capital	Balanced	High
		Market	Income	Total Return	Core	Appreciation	Capital	Income
	Total	Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends	$1,924,409	$4	$119,671	$185,169	$225,212	$40,866	$791,863	$342,929
Expenses:
Risk Charges and Administrative Expenses	(665,321)	(69,354)	(28,758)	(31,288)	(110,581)	(85,529)	(227,570)	(32,887)
Transaction Charges	(1,238)	--	--	--	--	--	--	--
Net Investment Income (Loss)	1,257,850	(69,350)	90,913	153,881	114,631	(44,663)	564,293	310,042

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	2,655,423	--	(12,179)	(1,282)	818,535	1,055,225	512,060	374,208
Net Unrealized Gains (Losses)	15,265,300	--	(277,783)	(244,389)	4,684,541	3,681,752	5,939,633	(106,847)
Capital Gain Distributions	119,950	382	9,124	--	--	--	97,229	13,215
Net Gains and (Losses)	18,040,673	382	(280,838)	(245,671)	5,503,076	4,736,977	6,548,922	280,576

Net Increase (Decrease) in Net Assets
Resulting from Operations	19,298,523	(68,968)	(189,925)	(91,790)	5,617,707	4,692,314	7,113,215	590,618

Transfers of Net Premiums	1,158,216	194,516	68,140	82,581	187,890	130,072	382,808	24,740
Transfers of Policy Loading, Net	44	(201)	57	58	168	112	(332)	65
Transfers Due to Deaths	(3,722,015)	(254,034)	(422,338)	(284,508)	(645,022)	(579,808)	(699,667)	(383,783)
Transfers Due to Other Terminations	(5,079,026)	(957,849)	(99,432)	(420,684)	(1,502,744)	(708,575)	(1,085,962)	(25,645)
Transfers Due to Policy Loans	930,308	128,141	135,722	118,557	158,207	142,636	273,507	(34,264)
Transfers of Cost of Insurance	(3,178,873)	(414,577)	(149,403)	(173,220)	(554,117)	(448,330)	(997,291)	(152,518)
Transfers of Net Loan Cost	(302,351)	(47,416)	(9,890)	(14,816)	(55,386)	(53,269)	(72,978)	(28,234)
Transfers Among Investment Divisions	--	1,077,959	(198,237)	28,927	287,055	133,501	(363,367)	(275,022)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(10,193,697)	(273,461)	(675,381)	(663,105)	(2,123,949)	(1,383,661)	(2,563,282)	(874,661)

Total Increase (Decrease) in Net Assets	9,104,826	(342,429)	(865,306)	(754,895)	3,493,758	3,308,653	4,549,933	(284,043)
Net Assets - Beginning of Year	110,887,646	11,165,527	5,710,968	6,088,615	17,348,996	14,621,280	36,857,708	6,636,111
Net Assets - End of Year	$119,992,472	$10,823,098	$4,845,662	$5,333,720	$20,842,754	$17,929,933	$41,407,641	$6,352,068

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2013 (Continued)
	BlackRock
	Global
	Allocation	2013	2014	2019
	Division	Division	Division	Division
Investment Income:
Dividends	$218,695	$--	$--	$--
Expenses:
Risk Charges and Administrative Expenses	(77,510)	(18)	(809)	(1,017)
Transaction Charges	--	--	(545)	(693)
Net Investment Income (Loss)	141,185	(18)	(1,354)	(1,710)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(108,527)	5,702	8,814	2,867
Net Unrealized Gains (Losses)	1,612,475	(5,701)	(8,668)	(9,713)
Capital Gain Distributions	--	--	--	--
Net Gains and (Losses)	1,503,948	1	146	(6,846)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,645,133	(17)	(1,208)	(8,556)

Transfers of Net Premiums	84,752	5	2,536	176
Transfers of Policy Loading, Net	112	1	2	2
Transfers Due to Deaths	(451,575)	13	(547)	(746)
Transfers Due to Other Terminations	(278,068)	(76)	3	6
Transfers Due to Policy Loans	7,802	--	--	--
Transfers of Cost of Insurance	(281,588)	253	(4,358)	(3,724)
Transfers of Net Loan Cost	(19,578)	38	(377)	(445)
Transfers Among Investment Divisions	(664,909)	(26,055)	(13,361)	13,509

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(1,603,052)	(25,821)	(16,102)	8,778

Total Increase (Decrease) in Net Assets	42,081	(25,838)	(17,310)	222
Net Assets - Beginning of Year	12,073,130	25,838	163,451	196,022
Net Assets - End of Year	$12,115,211	$--	$146,141	$196,244

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account A of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of nine investment divisions.  Eight of the divisions each invest solely in the shares of eight corresponding portfolios of the BlackRock Series Fund, Inc. (Series Fund), a diversified open-end management investment company registered under the 1940 Act.  The Series Fund's investment advisor is BlackRock Advisors, LLC. One division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust.  The sponsor of the Trusts is Advisor’s Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account.  The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes.  For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account.  This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Series Fund and units of the Trusts are stated at market value, which is the net asset value per share and per unit of the respective portfolios and series trusts of the Series Fund and the Trusts each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares and units are purchased or sold.  The cost of shares and units redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Series Fund and the Trusts are reinvested in additional shares of the Series Fund and in units of the Trusts, respectively, and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2014 and December 31, 2013, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Series Fund and units of the Trusts by the Account for the year ended December 31, 2014, are shown below:

	Purchases	Sales
BlackRock Money Market Portfolio	$14,164,294	$12,299,531
BlackRock U.S. Government Bond Portfolio	123,855	392,882
BlackRock Total Return Portfolio	279,648	592,764
BlackRock Large Cap Core Portfolio	3,140,222	2,384,751
BlackRock Capital Appreciation Portfolio	3,494,309	2,125,182
BlackRock Balanced Capital Portfolio	5,439,741	3,779,615
BlackRock High Income Portfolio	9,203,798	12,523,777
BlackRock Global Allocation Portfolio	1,373,015	897,067
2014 Trust	152	148,432
2019 Trust	177	5,637
Totals	$37,219,211	$35,149,638

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 4 - EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks.  The daily charge varies by policy form and is currently equal to a rate of .50% to .90% (on an annual basis) of the policyowners’ investment base.

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for the reimbursement of these transaction charges.  The daily charge is currently equal to a rate of .34% (on annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

	2014			2013
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Increase (Decrease)
BlackRock Money Market Division	348,188	300,705	47,483	48,626	54,978	(6,352)
BlackRock U.S. Govt. Bond Division	305	4,068	(3,763)	6,756	14,097	(7,341)
BlackRock Total Return Division	1,063	5,055	(3,992)	2,671	8,671	(6,000)
BlackRock Large Cap Core Division	4,985	10,928	(5,943)	--	11,289	(11,289)
BlackRock Capital Appreciation Division	2,765	12,713	(9,948)	3,415	13,541	(10,126)
BlackRock Balanced Capital Division	2,097	39,430	(37,333)	--	29,988	(29,988)
BlackRock High Income Division	116,898	165,882	(48,984)	--	12,603	(12,603)
BlackRock Global Allocation Division	1,551	10,928	(9,377)	--	22,172	(22,172)
2014 Division	4	4,070	(4,066)	--	428	(428)
2019 Division	7	158	(151)	624	261	363

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50.  Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year.  These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%.  A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2014, 2013, 2012, 2011, and 2010 consists of the following:

	At December 31,					For the year ended December 31,
2014	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
BlackRock Money Market Division	315,141	$36.62	to	$42.01	$12,846,324	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
BlackRock U.S. Government Bond Division	51,536	82.99	to	95.21	4,819,884	2.10%	.50%	to	.90%	5.01%	to	5.42%
BlackRock Total Return Division	45,646	102.50	to	117.59	5,280,454	3.05%	.50%	to	.90%	5.95%	to	6.37%
BlackRock Large Cap Core Division	97,516	204.78	to	234.92	22,354,559	1.07%	.50%	to	.90%	11.78%	to	12.22%
BlackRock Capital Appreciation Division	105,287	151.56	to	173.87	18,016,120	0.17%	.50%	to	.90%	7.96%	to	8.39%
BlackRock Balanced Capital Division	447,038	86.94	to	98.01	42,816,015	1.83%	.50%	to	.90%	10.08%	to	10.51%
BlackRock High Income Division	38,645	68.16	to	76.52	2,868,313	5.24%	.50%	to	.90%	0.97%	to	1.37%
BlackRock Global Allocation Division	156,255	70.01	to	78.23	11,785,978	2.51%	.50%	to	.90%	1.41%	to	1.81%
2019 Division	7,987	23.47	to	25.01	199,719	--	.84%	to	1.24%	1.80%	to	2.21%

2013
BlackRock Money Market Division	267,658	$36.95	to	$42.22	$10,981,561	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
BlackRock U.S. Government Bond Division	55,299	79.03	to	90.31	4,916,601	2.24%	.50%	to	.90%	(3.86%)	to	(3.48%)
BlackRock Total Return Division	49,638	96.74	to	110.54	5,411,810	3.17%	.50%	to	.90%	(1.93%)	to	(1.54%)
BlackRock Large Cap Core Division	103,459	183.20	to	209.33	21,147,908	1.16%	.50%	to	.90%	33.09%	to	33.62%
BlackRock Capital Appreciation Division	115,235	140.39	to	160.42	18,192,449	0.26%	.50%	to	.90%	33.33%	to	33.86%
BlackRock Balanced Capital Division	484,371	78.98	to	88.68	42,013,866	2.00%	.50%	to	.90%	19.22%	to	19.69%
BlackRock High Yield Division	87,629	67.50	to	75.49	6,445,069	5.26%	.50%	to	.90%	9.32%	to	9.75%
BlackRock Global Allocation Division	165,632	69.04	to	76.84	12,292,587	1.89%	.50%	to	.90%	13.91%	to	14.37%
2014 Division	4,066	34.08	to	36.90	148,281	--	.84%	to	1.24%	(1.13%)	to	(0.74%)
2019 Division	8,138	23.06	to	24.47	199,117	--	.84%	to	1.24%	(4.48%)	to	(4.10%)

2012
BlackRock Money Market Division	274,010	$37.28	to	$42.43	$11,298,317	0.00%	.50%	to	.90%	(0.89%)	to	(0.50%)
BlackRock U.S. Government Bond Division	62,640	82.21	to	93.56	5,778,889	2.15%	.50%	to	.90%	1.72%	to	2.12%
BlackRock Total Return Division	55,638	98.65	to	112.28	6,161,030	3.52%	.50%	to	.90%	6.81%	to	7.24%
BlackRock Large Cap Core Division	114,748	137.65	to	156.66	17,555,322	1.72%	.50%	to	.90%	11.94%	to	12.39%
BlackRock Capital Appreciation Division	125,361	105.29	to	119.84	14,795,166	1.12%	.50%	to	.90%	13.46%	to	13.91%
BlackRock Balanced Capital Division	514,359	66.25	to	74.09	37,296,040	2.31%	.50%	to	.90%	9.80%	to	10.24%
BlackRock High Yield Division	100,232	61.75	to	68.78	6,715,165	6.73%	.50%	to	.90%	15.16%	to	15.62%
BlackRock Global Allocation Division	187,804	60.60	to	67.19	12,216,713	1.47%	.50%	to	.90%	9.47%	to	9.90%
2013 Division	769	31.45	to	34.06	26,145	--	.84%	to	1.24%	(1.51%)	to	(1.12%)
2014 Division	4,494	34.47	to	37.18	165,393	--	.84%	to	1.24%	(1.01%)	to	(0.62%)
2019 Division	7,775	24.14	to	25.51	198,347	--	.84%	to	1.24%	2.57%	to	2.98%

2011
BlackRock Money Market Division	392,042	$37.61	to	$42.64	$16,254,895	0.00%	.50%	to	.90%	(0.89%)	to	(0.49%)
BlackRock U.S. Government Bond Division	67,096	80.82	to	91.62	6,057,205	2.73%	.50%	to	.90%	5.51%	to	5.93%
BlackRock Total Return Division	57,761	92.36	to	104.70	5,967,100	4.37%	.50%	to	.90%	5.40%	to	5.82%
BlackRock Large Cap Core Division	125,661	122.97	to	139.39	17,114,127	1.26%	.50%	to	.90%	1.70%	to	2.10%
BlackRock Capital Appreciation Division	146,637	92.80	to	105.20	15,176,643	0.67%	.50%	to	.90%	(9.47%)	to	(9.11%)
BlackRock Balanced Capital Division	551,950	60.34	to	67.21	36,316,670	2.66%	.50%	to	.90%	3.65%	to	4.06%
BlackRock High Yield Division	50,314	53.62	to	59.49	2,927,722	7.14%	.50%	to	.90%	1.14%	to	1.54%
BlackRock Global Allocation Division	179,697	55.36	to	61.13	10,649,946	6.22%	.50%	to	.90%	(4.25%)	to	(3.87%)
2013 Division	778	31.93	to	34.44	26,784	--	.84%	to	1.24%	(0.67%)	to	(0.27%)
2014 Division	5,699	34.82	to	37.41	211,195	--	.84%	to	1.24%	1.52%	to	1.92%
2019 Division	7,919	23.53	to	24.77	196,172	--	.84%	to	1.24%	13.26%	to	13.71%

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS’ INVESTMENT BASE (Continued)

	At December 31,					For the year ended December 31,
2010	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
BlackRock Money Market Division	319,348	$37.95	to	$42.85	$13,335,595	0.01%	.50%	to	.90%	(0.89%)	to	(0.49%)
BlackRock Government Income Division	70,894	76.60	to	86.49	6,043,891	3.81%	.50%	to	.90%	7.80%	to	8.22%
BlackRock Total Return Division	59,700	87.62	to	98.94	5,833,390	4.57%	.50%	to	.90%	7.54%	to	7.97%
BlackRock Large Cap Core Division	134,262	120.91	to	136.53	17,926,845	1.53%	.50%	to	.90%	9.10%	to	9.55%
BlackRock Capital Appreciation Division	156,440	102.51	to	115.75	17,820,740	0.52%	.50%	to	.90%	18.96%	to	19.44%
BlackRock Balanced Capital Division	613,424	58.21	to	64.59	38,816,854	2.46%	.50%	to	.90%	8.32%	to	8.76%
BlackRock High Income Division	103,337	53.02	to	58.59	5,911,836	7.46%	.50%	to	.90%	15.16%	to	15.61%
BlackRock Global Allocation Division	204,851	57.82	to	63.60	12,655,390	1.47%	.50%	to	.90%	9.32%	to	9.77%
2011 Division	1,665	39.17	to	42.43	67,826	--	.84%	to	1.24%	(1.09%)	to	(0.68%)
2013 Division	788	32.15	to	34.54	27,194	--	.84%	to	1.24%	2.00%	to	2.43%
2014 Division	5,818	34.30	to	36.70	211,496	--	.84%	to	1.24%	5.28%	to	5.70%
2019 Division	7,470	20.78	to	21.78	162,726	--	.84%	to	1.24%	10.41%	to	10.78%

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Series Fund and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITING AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 11-SUBSEQUENT EVENTS

As of April 24, 2015, the date in which the financial statements were available to be issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2014 which require recognition or disclosure in the financial statements.